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                      METROPOLITAN LIFE INSURANCE COMPANY
                      SECURITY EQUITY SEPARATE ACCOUNT 13

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICES

                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                   Supplement dated December 30, 2005 to the

               Prospectus dated November 3, 2003, as supplemented

     Metropolitan Life Insurance Company (the "Company") has filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove certain variable investment options ("Existing Funds") and to substitute new options ("Replacement Funds") as shown below. Each of the Replacement Funds is a Portfolio of the Metropolitan Series Fund, Inc. or the Met Investors Series Trust and is currently available as an investment option under your Policy.

     To the extent required by law, approval of the proposed substitutions is being obtained from the state insurance regulators in certain jurisdictions.

     The Company believes that the proposed substitutions are in the best interest of Policy Owners. In each case, the Replacement Fund will have at least similar investment objectives and policies as the Existing Fund. The Company will bear all expenses related to the substitutions, and they will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitutions will occur on or about May 1, 2006.

     The proposed substitutions and respective advisers and/or sub-advisers for the Policies listed above are:

        EXISTING FUND AND CURRENT ADVISER
       (WITH CURRENT SUB-ADVISER AS NOTED)                   REPLACEMENT FUND AND SUB-ADVISER
-------------------------------------------------

VIP Growth Portfolio                                     T. Rowe Price Large Cap Growth Portfolio
(Initial Class)                                    --    (Class A)
Fidelity Management and Research Company                 T. Rowe Price Associates Inc.
(Fidelity Management & Research (U.K.) Inc.,
Fidelity Management & Research (Far East) Inc.,
Fidelity International Investment Advisers,
Fidelity Investments Japan Limited, Fidelity
Investment Money Management, Inc., and FMR Co.,
Inc.)
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

     Please note that:

     - No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

     - The elections you have on file for allocating your cash value, premium payments and deductions will be redirected to the Replacement Fund unless you change your elections and transfer your funds before the substitution takes place.

     - You may transfer amounts in your Policy among the variable investment options and the fixed option as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Policy, subject to the Company's restrictions on transfers to prevent or limit "market timing" activities by Policy Owners or agents of Policy Owners.

     - If you make one transfer from one of the above Existing Funds before the substitution, or from the Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

     - On the effective date of the substitution, your cash value in the variable investment option will be the same as before the substitution. However, the number of units you receive in the Replacement Fund will be different from the number of units in your Existing Fund, due to the difference in unit values.

     - There will be no tax consequences to you.

     Following the substitutions, we will send you a prospectus for Met Investors Series Trust and Metropolitan Series Fund, Inc., as well as notice of the actual date of the substitutions and confirmation of transfers.

     Please contact us at 1-888-458-2654 if you have any questions.